                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                               ----------------------
                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) of
                        THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  December 10, 1998
                                                          -----------------

                                    BIGMAR, INC.
                                    ------------
               (Exact name of registrant as specified in its charter)


           DELAWARE                    1-14416                 31-1445779
           --------                    --------               -----------
       (State or other             (Commission File         (I.R.S. Employer
         jurisdiction                   Number)           Identification No.)
       of incorporation)

 9711 Sportsman Club Road, Johnstown, Ohio 43031-9141
 ----------------------------------------------------
 (Address of principal executive offices)

 Registrant's telephone number, including area code           (740) 966-5800
                                                              --------------

 --------------------------------------------------
 (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.
POSSIBLE NASDAQ DELISTING

The Common Stock, $.001 par value (the "Common Stock"), of Bigmar, Inc. (the "Company") is quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") SmallCap Market ("NASDAQ SmallCap") under the symbol "BGMR". The Company received a notice dated August 28, 1998, from the Nasdaq Stock Market, Inc. that the Company no longer met the requirements for continued listing. In accordance with the NASDAQ SmallCap rules, securities listed on NASDAQ SmallCap, in addition to other requirements, must maintain a minimum net tangible asset base of $2.0 million to be eligible for continued listing. On October 14, 1998, the Company was informed by NASDAQ that, based on the Company's current operating losses and not withstanding proceeds from proposed equity financing, the Company's common stock would be delisted. The Company requested a hearing to contest the delisting, which request stays the delisting until a determination by NASDAQ hearing panel. The Company has been informed by NASDAQ that the hearing is scheduled to take place on December 17, 1998. While there can be no assurance regarding the outcome of such hearing, the Company believes the $6.0 million in proceeds received from the sale of common stock to Jericho II, LLC ("Jericho") on October 22, 1998, which raised the net tangible assets of the Company above the $2.0 million minimum requirement, will be sufficient to satisfy NASDAQ's requirements for continued listing. John G. Tramontana, Chairman of the Board, President and Chief Executive Officer of the Company, has a 50% ownership interest in Jericho.

The following interim unaudited financial statements, reflecting the $6.0 million in proceeds received by the sale of Common Stock to Jericho on October 22, 1998, are attached as an exhibit to this Form 8-K: Consolidated Balance Sheets as of October 31, 1998 and December 31, 1997; Consolidated Condensed Statement of Operations for the ten month period ended October 31, 1998; Consolidated Condensed Statement of Cash Flows for the ten months ended October 31, 1998, Consolidated Statement of Comprehensive Income (Loss) for the ten months ended October 31, 1998; Consolidated Statement of Changes in Stockholders' Equity for the ten months ended October 31, 1998; Notes to the Consolidated Condensed Financial Statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT 99.1 INTERIM FINANCIAL STATEMENTS ISSUED BY THE COMPANY AS OF OCTOBER 31, 1998 (FILED HEREWITH.)






                                   Bigmar, Inc.
                                   ------------
                                   (Registrant)

December 10, 1998
                                   By: /s/ Michael K. Medors
                                      ------------------------
                                   Treasurer and Secretary

                                   By: /s/ William R. Ash, III
                                      ------------------------
                                   Chief Financial Officer


                                          3